EXHIBIT 10.1

Ambassadors Group, Inc.
2001 South Flint Road
Spokane, WA 99224

July 9, 2012

Lane Five Capital Management, LLC
1122 Kenilworth Drive, Suite 313
Towson, Maryland 21204
Attention:  Lisa O’Del Rapuano

3K Limited Partnership
20 Custom House Street, Suite 610
Boston, Massachusetts 02110
Attention:  Peter H. Kamin

Re:  Amendment to Cooperation Agreement

This letter constitutes an amendment (this “Amendment”) to that certain Cooperation Agreement entered into on or about May 7, 2012 (the “Cooperation Agreement”), between Ambassadors Group, Inc., a Delaware corporation (the “Company”), on the one hand, and Lane Five Partners LP, a Delaware limited partnership (the “Fund”), Lane Five Capital Management LP, a Delaware limited partnership (the “Investment Manager”), Lane Five Capital Management, LLC, a Maryland limited liability company (“IM GP”), Lane Five Partners GP LLC, a Delaware limited liability company (the “General Partner”), Lisa O’Dell Rapuano, a natural person (“Ms. Rapuano” and, together with the Fund, the Investment Manager, IM GP and the General Partner, “Lane Five Parties”), 3K Limited Partnership, a Delaware limited partnership (“3K”) and Peter H. Kamin, a natural person (“Mr. Kamin” and together with 3K, the “Kamin Parties”), on the other hand.  This Amendment will take effect only if, and as of the time, the stockholders of the Company approve at the 2013 Annual Meeting an amendment to the Company’s Certificate of Incorporation destaggering its Board of Directors.  Absent such approval, this Amendment will be null, void and terminated.

1. Section 1 of the Cooperation Agreement is hereby amended by changing the year “2014” in the last sentence of Section 1 to the year “2013”.

2. The following sentence shall be added to the end of Section 2:  “The Company shall determine whether it will recommend Ms. Rapuano for election to the Board at the 2013 Annual Meeting in accordance with the same standards and practices that apply to all other Board members being considered for election at such meeting.”

3. Except as specifically provided for in this Amendment, all of the terms and conditions of the Cooperation Agreement shall remain in full force and effect.

4. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

[Remainder of page intentionally blank; signature pages follow]

If the terms of this Amendment are in accordance with your understandings, please sign and return an executed counterpart of this Amendment, whereupon this Amendment shall constitute a binding agreement among us.

                      .

AMBASSADORS GROUP, INC.

By:
Name:
Title:

Accepted and agreed to as of the first date of the first page hereof:

LANE FIVE CAPITAL MANAGEMENT, LLC

By: _____________________
Name:  __________________
Title: ____________________

LANE FIVE CAPITAL MANAGEMENT LP

By: ____________________
Name: __________________
Title:___________________

LANE FIVE PARTNERS LP

By:_____________________
Name: __________________
Title: ___________________

LANE FIVE PARTNERS GP LLC

By: ____________________
Name: __________________
Title: ___________________

Lisa O’Dell Rapuano

By:_____________________

Peter H. Kamin

By:_____________________

3K LIMITED PARTNERSHIP

By: ____________________
Name: __________________